Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EACO Corporation (the “Company”) on Form 10-Q for the quarter ended November 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glen Ceiley, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2016	/s/ Glen Ceiley
Glen Ceiley
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)